UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2010

AEGEAN EARTH AND MARINE CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	000-52136	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71, El. Venizelou Ave. 176 71

Kallithea Athens, Greece

(Address of principal executive offices) (Zip Code)

30-210-960-0200

 (Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment (this “Form 8-K/A”) to the Form 8-K filed on April 1, 2010 is being filed to correct a typographical error in the second paragraph of item 3.02.  The number of Ordinary Shares described in said paragraph has been changed to 1,333,334 from 1,666,667 and the number of Warrant Shares has been changed to 1,333,334 from 1,666,667.  This Form 8-K/A also amends the Forward Looking Statements paragraph to reference this Form 8-K/A and the risk factors contained in the Company’s Current Report on Form 8-K filed February 17, 2010.  Except for the foregoing, this Form 8-K/A does not modify, amend or update in any way any other items or disclosure in the Form 8-K filed on April 1, 2010.

EXPLANATORY NOTE

All share and per share information furnished herein regarding Aegean Earth and Marine Corporation (the “Company”), unless otherwise expressly provided, assumes (i) a consolidation (the “Consolidation”) of the ordinary shares, par value $0.00064 per share, of the Company (the “Ordinary Shares”) at the rate of each 5.4 Ordinary Shares being consolidated into 1 Ordinary Share, and (ii) an amendment to the Company’s charter documents (the “Amendment”) increasing the authorized Ordinary Shares to 100,000,000.  As of the date hereof, the Company has 78,125,000 Ordinary Shares, par value $0.00064 per share authorized.  The Consolidation and the Amendment will be effectuated as soon as reasonably practical following the Final Closing (as defined below).

Item 3.02 Unregistered Sales of Equity Securities

As previously disclosed on a Current Report on Form 8-K filed on February 17, 2010, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), dated February 9, 2010, pursuant to which it sold 1,666,667 Ordinary Shares at a purchase price of $1.50 per Ordinary Share for aggregate gross proceeds of $2,500,000 to Access America Fund, LP (“AAF”).  As part of the offering, AAF was issued 5-year warrants (the “Warrants”) to purchase up to 1,666,667 Ordinary Shares at $3.00 per share (the “Warrant Shares”).

On March 30, 2010, the Company completed a final closing (the “Final Closing”) under the terms of the Securities Purchase Agreement.  At the Final Closing the Company sold an additional 1,333,334 Ordinary Shares at a purchase price of $1.50 per Ordinary Share for aggregate gross proceeds of $2,000,000 to the investors set forth on Exhibit 1 to the Securities Purchase Agreement, as amended from time to time (the “Investors”).  As part of the offering, Investors were issued Warrants to purchase up to 1,333,334 Warrant Shares.

All of the Investors represented that they were “accredited investors,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act, and the sale of the Units was made in reliance on exemptions provided by Regulation D and Section 4(2) of the Securities Act of 1933, as amended.

The Company did not use any form of advertising or general solicitation in connection with the sale of the Ordinary Shares and Warrants.   The Ordinary Shares, Warrants and Ordinary Shares of issuable upon exercise of the Warrants are non-transferable in the absence of an effective registration statement under the Securities and Exchange Act of 1993, as amended, or an available exemption therefrom, and all certificates are imprinted with a restrictive legend to that effect.

Forward Looking Statements

This Current Report on Form 8-K/A may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K/A are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's Current Report on Form 8-K filed February 17, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGEAN EARTH & MARINE CORPORATION

Date: April 1, 2010	By:	/s/ Dimitrios Vassilikos
Dimitrios Vassilikos
Chief Executive Officer